UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

17605 Wright Street Omaha, Nebraska 68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC

80 Arkay Drive, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

11/30

Date of reporting period: 5/31/13

Item 1.  Reports to Stockholders.

Linde Hansen Contrarian Value Fund

SEMI-ANNUAL REPORT

May 31, 2013

Class I Shares (Symbol: LHVIX)

Class A Shares (Symbol: LHVAX)

1-855-754-7933

www.lindehansen.com

Distributed by Northern Lights Distributors, LLC

Member FINRA

Dear Shareholder:

Thank you for investing along with us in the Linde Hansen Contrarian Value Fund.  As contrarian value investors in US domestic common stocks, we use fundamental analysis to build a concentrated portfolio that we believe is different from most others available today and one that is certainly not beholden to conventional thinking.  Our goal is to build wealth for our shareholders over longer periods of time using a methodology we believe has stood the test of time.

Today, as we examine the current investment environment, the consensus seems to be preaching avoidance of risk (defined as volatility).  For many, investing in broadly diversified portfolios is the strategy to accomplish risk avoidance, specifically through the use of index funds and ETFs.  While these strategies may feel safe, we believe they will fall short of building wealth as the great de‐levering continues. In a global economic environment of sluggish growth and frequent dislocations, we believe the selection of individual securities ‐ particularly the common stocks of businesses capable of adapting to difficult conditions and driving profitability higher ‐ will be paramount. This is the opportunity we see, and we are striving to capture it in the Linde Hansen Contrarian Value Fund.

Performance Review

The Linde Hansen Contrarian Value Fund – Class A Share advanced 16.75% for the six month period ended May 31, 2013.  This compares to a 20.6% increase in the total return for the Russell Midcap Value Index.  The US equity markets surged forward during the period despite widespread investor concerns over higher individual taxes and the government spending “sequestration”.  Stocks rose even as the “fiscal cliff” deadline came and went (without resolution); Europe convulsed as Cypriot banks hit the wall; and the Japanese sought to fight deflation by ramping up their very own version of quantitative easing. It seems the US market shrugged off this quarter’s confluence of bad news because - while the specific events were new - the source of the problems wasn’t and corporate profits continued to grow.

The two biggest contributors to performance for the period were Health Management Associates (4.59% of the portfolio) and Avon Products (3.89% of the portfolio).  Health Management Associates rose sharply as an activist shareholder surfaced raising expectations that the company may be sold.

Avon Products advanced in price as the company posted better than expected first quarter 2013 earnings.  Investors may also have been encouraged by a number of positive restructuring moves made by the new management team as it continues its march to higher levels of profitability.

CDI Corp (2.65% of portfolio) and Centurylink (4.35% of portfolio) were among our worst performing stocks during the period.  CDI fell after reducing its earnings guidance coincident with release of first quarter 2013 earnings.  Under relatively new management, this company is attempting to improve its profitability by shifting its revenue mix toward higher margin consulting services and away from its lower value added staffing business.  With economic uncertainty still a factor, the company has not been able to attract enough new business to achieve its goal in the short term.

CenturyLink, the telecommunication service provider, changed how it returns free cash flow to shareholders in February. Anticipating higher cash taxes in the future, management decided to reduce the dividend paid per share by 25% while simultaneously increasing its share repurchase program by a dollar amount more than what would have been paid out as dividend. Those focused on the dividend cut panicked, selling the stock down hard and fast. We believe the business fundamentals have not changed while the amount of cash to be returned to shareholders may in fact be higher than before, so we continue to hold Centurylink. With a 5.8% dividend yield, we believe the business may shift to positive top line growth in 2014 as growth in broadband and business related services overtake shrinkage in the company’s traditional consumer-based wire-line service.

Outlook

As we enter the second half of the fund’s fiscal year a new bugaboo has joined the list of things to worry about.  We knew it was out there and we knew it couldn’t last forever.  We’d been hearing whispers and reading articles about its coming end but despite all the foreshadowing, we were still surprised at the sharp negative reaction in the equity market when Federal Reserve Chairman Ben Bernanke announced the “quantitative easing” program would begin to taper down sometime in the next year or so.  We will now see whether the program worked its magic.  Did the extra liquidity stave off a depression and slowly build a foundation from which moderate growth can be sustained?  Only time will tell.

From our perspective, the “tapering” has little impact on our investing thinking.  We have expected economic growth to be relatively slow as the great deleveraging continues and this is just another piece of the puzzle.  The thing to remember is that this macro headwind will be with us for a while and it increases the necessity to make investment decisions from the bottom-up; starting with individual securities.  We believe that being “long the market” and seeking “exposure” in asset classes may no longer achieve the goals you seek; diversification won’t build wealth, just reduce price volatility.  We think that there won’t be a wind at the over-diversified investor’s back, and that healthy returns can be generated only by identifying individual situations that are misunderstood and mispriced.

Obviously, this outlook fits well with our philosophy: we are bottom‐up stock investors who focus our research on companies and industries. We make no point forecasts with regard to interest rates, currencies, economic growth or major stock market indexes. We search for companies that we believe are undervalued relative to their normal earnings and have the ability to drive their return on invested capital higher. In this regard, our outlook is a reflection of the opportunity set we see among the universe of stocks we analyze. We are interested in knowing whether companies are under‐earning or over‐earning, the likelihood that profitability improves, and how these measures compare with valuation. Profitability has been improving since 2009 and some companies are achieving historically high operating margins and return‐on‐invested‐capital.  The majority of companies are still earning below their historic average but we are seeing a slowing in the rate of improvement.  As would be expected after strong performance in the equity market, valuations are no longer as attractive as they were but by no means are they stretched. All in all, we at Linde, Hansen & Co. continue to see opportunity in the US equity market, just a little less than before.

Thank you for the trust and confidence you place in us by being a fellow shareholder.

Russell Midcap Value Index-The Russell Midcap Value Index measures the performance of the mid-cap value segment of the U.S. equity universe and is constructed to provide a comprehensive and unbiased barometer of the mid-cap value market.

Volatility-A statistical measure of the dispersion of returns for a given security or market index. Volatility is commonly measured by using the standard deviation or variance between returns from that same security or market index.

Return on invested capital-A calculation used to assess a company's efficiency at allocating the capital under its control to profitable investments.  The measure gives a sense of how well a company is using its money to generate returns.

Long the market-Gaining exposure to the stock market by investing in an investment vehicle designed to replicate the returns of a broad market index.

1525-NLD-07/05/2013

LINDE HANSEN CONTRARIAN VALUE FUND

PORTFOLIO REVIEW (Unaudited)

May 31, 2013

The Fund’s performance figures* for the periods ending May 31, 2013, compared to its benchmarks:

	Six Months	One Year	Inception** - May 31, 2013
Linde Hansen Contrarian Value Fund – Class A Linde Hansen Contrarian Value Fund – Class A with Load	16.75% 10.65%	25.23% 18.70%	15.47% 10.84%
Linde Hansen Contrarian Value Fund – Class I	16.69%	25.38%	15.76%
Russell Midcap Value Index	20.60%	33.91%	21.01%

*

The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gain distributions. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expenses are 1.40% for Class A shares and 1.15% for Class I shares per the April 1, 2013, prospectus. For performance information current to the most recent month-end, please call toll-free 1-855-754-7933.

** The Fund’s inception date is February 8, 2012.

The Russell Midcap Value Index measures the performance of the mid-cap value segment of the U.S. equity universe and is constructed to provide a comprehensive and unbiased barometer of the mid-cap value market.

PORTFOLIO COMPOSITION** (Unaudited)

Consumer- Non-Cyclical	22.5%
Communications	20.1%
Consumer- Cyclical	15.1%
Financial	7.7%
Energy	7.4%
Basic Materials	4.0%
Utilities	3.5%
Industrial	3.4%
Other Assets Less Liabilities	16.3%
100.0%

**Based on Total Net Assets as of May 31, 2013.

Linde Hansen Contrarian Value Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
May 31, 2013
Shares		Value
	COMMON STOCK - 83.7%
	ADVERTISING - 3.8%
79,000	Interpublic Group of Cos., Inc.	$ 1,123,380

	BIOTECHNOLOGY - 3.1%
7,300	Celgene Corp. *	902,645

	CHEMICALS - 4.0%
50,900	Chemtura Corp. *	1,167,137

	COMMERCIAL SERVICES - 2.7%
56,800	CDI Corp.	775,320

	COMPUTERS - 3.4%
66,300	Cadence Design Systems, Inc. *	1,003,119

	COSMETICS/PERSONAL CARE - 3.9%
48,361	Avon Products, Inc.	1,139,869

	GAS - 3.5%
35,840	NiSource, Inc.	1,029,683

	HEALTHCARE-PRODUCTS - 5.7%
35,983	Hologic, Inc. *	746,647
26,600	Hospira, Inc. *	922,488
		1,669,135
	HEALTHCARE-SERVICES - 4.6%
97,550	Health Management Associates, Inc. *	1,345,214

	HOUSEHOLD PRODUCTS/WARES - 2.6%
7,731	Kimberly-Clark Corp.	748,593

	INSURANCE - 4.4%
40,920	XL Group PLC	1,286,116

	LEISURE TIME - 3.0%
26,500	Carnival Corp.	877,150

	OIL & GAS - 7.3%
6,889	EOG Resources, Inc.	889,370
25,200	Transocean Ltd	1,265,796
		2,155,166
	REAL ESTATE INVESTMENT TRUSTS - 3.3%
54,100	Host Hotels & Resorts, Inc.	962,439

The accompanying notes are an integral part of these financial statements.

Linde Hansen Contrarian Value Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
May 31, 2013
Shares		Value
	RETAIL - 12.1%
64,747	Brown Shoe Co., Inc.	$ 1,346,738
61,200	Chico's FAS, Inc.	1,105,272
117,600	Ruby Tuesday, Inc. *	1,087,800
		3,539,810
	TELECOMMUNICATIONS - 16.3%
626,117	Alcatel-Lucent - ADR *	1,051,877
37,310	CenturyLink, Inc.	1,274,136
98,100	Sierra Wireless, Inc. *	1,111,473
200,100	Tellabs, Inc.	414,207
113,400	Windstream Corp.	910,602
		4,762,295

	TOTAL COMMON STOCK (Cost - $21,110,177)	24,487,071

	TOTAL INVESTMENTS - 83.7% (Cost - $21,110,177)(a)	$ 24,487,071
	OTHER ASSETS LESS LIABILITIES - 16.3%	4,765,998
	NET ASSETS - 100.0%	$ 29,253,069

* Non-income producing security.
ADR - American Depositary Receipt
PLC - Public Limited Company
(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $21,106,590 and differs from market value by net unrealized appreciation (depreciation) of securites as follows:
	Unrealized Appreciation:	$ 4,407,159
	Unrealized Depreciation:	(1,026,678)
	Net Unrealized Appreciation:	$ 3,380,481

The accompanying notes are an integral part of these financial statements.

Linde Hansen Contrarian Value Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
May 31, 2013

Assets:
Investments in Securities at Value (identified cost $21,110,177)	$ 24,487,071
Cash	4,808,365
Dividends Receivable	39,956
Prepaid Expenses and Other Assets	19,984
Total Assets	29,355,376

Liabilities:
Payable for Securities Purchased	77,397
Accrued Advisory Fees	9,773
Accrued Distribution Fees	3,884
Payables to Other Affiliates	8,182
Accrued Expenses and Other Liabilities	3,071
Total Liabilities	102,307

Net Assets	$ 29,253,069

Composition of Net Assets:
At May 31, 2013, Net Assets consisted of:
Paid in Capital	$ 25,250,658
Undistributed Net Investment Income	1,057
Accumulated Net Realized Gain From Security Transactions	624,460
Net Unrealized Appreciation on Investments	3,376,894
Net Assets	$ 29,253,069

Net Asset Value, Offering and Redemption Price Per Share
Class A:
Net Assets (Unlimited shares of no par beneficial interest
authorized; 1,591,409 shares outstanding)	$ 18,951,741
Net Asset Value ($18,951,741/1,591,409 shares outstanding) and redemption price per share (a)	$ 11.91
Maximum Offering Price Per Share (Maximum sales charge of 5.25%)(b)	$ 12.57

Class I:
Net Assets (Unlimited shares of no par beneficial interest
authorized; 863,416 shares outstanding)	$ 10,301,328
Net Asset Value ($10,301,328/863,416 shares outstanding), offering price
and redemption price per share (a)	$ 11.93

(a) Redemptions made within 60 days of purchases may be assessed a redemption fee of 1.00%.
(b) On investments of $25,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Linde Hansen Contrarian Value Fund
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended May 31, 2013

Investment Income:
Dividend Income (net of foreign withholding taxes of $2,117)	$ 363,244
Total Investment Income	363,244

Expenses:
Investment Advisory Fees	122,915
Transfer Agent Fees	19,464
Distribution (12b-1) Fees - Class A	19,218
Administration Fees	15,560
Legal Fees	14,393
Fund Accounting Fees	12,059
Registration and Filing Fees	11,525
Audit Fees	7,530
Chief Compliance Officer Fees	6,814
Printing Expense	4,193
Custody Fees	2,661
Trustees' Fees	920
Miscellaneous Expenses	551
Total Expenses	237,803
Less: Fees Waived by Adviser	(77,015)
Net Expenses	160,788
Net Investment Income	202,456

Realized and Unrealized Gain on Investments:
Net Realized Gain from Security Transactions	671,891
Net Change in Unrealized Appreciation (Depreciation) on Investments	2,796,143
Net Realized and Unrealized Gain on Investments	3,468,034

Net Increase in Net Assets Resulting From Operations	$ 3,670,490

The accompanying notes are an integral part of these financial statements.

Linde Hansen Contrarian Value Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months	Period
	Ended	Ended
	May 31, 2013	November 30, 2012 (a)
From Operations:	(Unaudited)
Net Investment Income	$ 202,456	$ 86,838
Net Realized Gain (Loss) from Security Transactions	671,891	(47,431)
Net Change in Unrealized Appreciation (Depreciation) on Investments	2,796,143	580,751
Net Increase in Net Assets
Resulting From Operations	3,670,490	620,158

Distributions to Shareholders From:
Net Investment Income
Class A	(166,076)	-
Class I	(122,161)	-
Total Distributions to Shareholders	(288,237)	-

From Beneficial Interest Transactions:
Class A Shares:
Proceeds from Shares Issued	4,598,134	12,067,314
Distributions Reinvested	165,737	-
Redemption Fee Proceeds	40	110
Cost of Shares Redeemed	(197,630)	(140,649)
	4,566,281	11,926,775

Class I Shares:
Proceeds from Shares Issued	1,021,805	7,931,891
Distributions Reinvested	60,547	-
Redemption Fee Proceeds	24	54
Cost of Shares Redeemed	(144,620)	(112,099)
	937,756	7,819,846

Net Increase in Net Assets Resulting from
Beneficial Interest Transactions	5,504,037	19,746,621

Total Increase in Net Assets	8,886,290	20,366,779

Net Assets:
Beginning of Period	20,366,779	-
End of Period*	$ 29,253,069	$ 20,366,779
* Includes undistributed net investment income of:	$ 1,057	$ 86,838

Share Activity:
Class A Shares:
Shares Sold	407,577	1,199,584
Shares Reinvested	16,217	-
Shares Redeemed	(17,786)	(14,183)
Net increase in shares of beneficial interest outstanding	406,008	1,185,401

Class I Shares:
Shares Sold	90,276	790,645
Shares Reinvested	5,913	-
Shares Redeemed	(12,427)	(10,991)
Net increase in shares of beneficial interest outstanding	83,762	779,654
____
(a) Commencement of Operations was February 8, 2012.

The accompanying notes are an integral part of these financial statements.

Linde Hansen Contrarian Value Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six Months		Period*
	Ended		Ended
	May 31, 2013		November 30, 2012
	(Unaudited)
Net Asset Value, Beginning of Period	$ 10.36		$ 10.00
From Operations:
Net investment income (a)	0.08		0.05
Net gain from securities
(realized and unrealized)	1.61		0.31
Total from operations	1.69		0.36

Distributions to shareholders from:
Net investment income	(0.14)		-
Total distributions	(0.14)		-

Paid in capital from redemption fees	0.00	(e)	0.00	(e)

Net Asset Value, End of Period	$ 11.91		$ 10.36

Total Return (b)(c)	16.75%		3.60%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 18,952		$ 12,276
Ratio of expenses to average net assets (d),
before reimbursement	2.03%		2.84%
net of reimbursement	1.40%		1.40%
Ratio of net investment income
to average net assets (d)	1.51%		0.57%
Portfolio turnover rate (c)	20%		7%

__________
*Commencement of Operations was February 8, 2012.
(a) Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.

(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes sales charges.  Had the Adviser not absorbed a portion of the expenses, total returns would have been lower.

(c) Not annualized.
(d) Annualized.
(e) Amount less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Linde Hansen Contrarian Value Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class I
	Six Months		Period*
	Ended		Ended
	May 31, 2013		November 30, 2012
	(Unaudited)
Net Asset Value, Beginning of Period	$ 10.38		$ 10.00
From Operations:
Net investment income (a)	0.10		0.07
Net gain from securities
(realized and unrealized)	1.61		0.31
Total from operations	1.71		0.38

Distributions to shareholders from:
Net investment income	(0.16)		-
Total distributions	(0.16)		-

Paid in capital from redemption fees	0.00	(e)	0.00	(e)

Net Asset Value, End of Period	$ 11.93		$ 10.38

Total Return (b)(c)	16.69%		3.80%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 10,301		$ 8,091
Ratio of expenses to average net assets (d),
before reimbursement	1.78%		2.59%
net of reimbursement	1.15%		1.15%
Ratio of net investment income
to average net assets (d)	1.86%		0.82%
Portfolio turnover rate (c)	20%		7%

__________
*Commencement of Operations was February 8, 2012.
(a) Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.

(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.  Had the Adviser not absorbed a portion of the expenses, total returns would have been lower.

(c) Not annualized.
(d) Annualized.
(e) Amount less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Linde Hansen Contrarian Value Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

May 31, 2013

1.

ORGANIZATION

Linde Hansen Contrarian Value Fund (the “Fund”) is a series of shares of beneficial interest of the Northern Lights Fund Trust II, (the “Trust”), a Delaware statutory trust organized on August 26, 2010.  The Fund is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified, open-end management investment company.  The Fund offers two classes of shares designated as Class A and Class I.  Class A shares are offered at net asset value plus a maximum sales charge of 5.25%.  Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges.  All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans The primary investment objective of the Fund is long-term growth of capital.  The Fund commenced operations on February 8, 2012.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation.  Investments in open-end investment companies are valued at net asset value.

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process – This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors:

Linde Hansen Contrarian Value Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

May 31, 2013

(i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of May 31, 2013 for the Fund’s assets measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$ 24,487,071	$ -	$ -	$ 24,487,071
Total	$ 24,487,071	$ -	$ -	$ 24,487,071

The Fund did not hold any Level 3 securities during the period.

There were no transfers into or out of Level 1 and Level 2 during the current period presented.

It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

*See Portfolio of Investments for industry classifications.

Security Transactions and Investment Income and Expenses – Investment security transactions are accounted for on a trade date basis.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.  Withholding taxes on foreign dividends are provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.  Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Linde Hansen Contrarian Value Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

May 31, 2013

The Fund’s income, expenses (other than the class specific distribution fees) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders.  Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.   Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (none) or expected to be taken in the Fund’s 2012 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska State and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid annually.  Dividends and distributions to shareholders are recorded on the ex-dividend date.  Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP.  These “book/tax” differences are considered either temporary (e.g. deferred losses) or permanent in nature.  To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.

INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term securities, for the six months ended May 31, 2013, amounted to $7,461,106 and $4,155,368, respectively.

4.

ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund. Linde Hansen & Co, LLC serves as the Fund’s investment adviser (the “Adviser”).  The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Advisory Fees – Pursuant to an Investment Advisory Agreement with the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets.  For the six months ended May 31, 2013, the Adviser earned advisory fees of $122,915.

Linde Hansen Contrarian Value Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

May 31, 2013

The Adviser has contractually agreed to waive all or part of its advisory fees and/or make payments to limit Fund expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, expenses of investing in underlying funds, or extraordinary expenses such as litigation) at least until March 31, 2014, so that the total annual operating expenses of the Fund do not exceed 1.40% and 1.15% of the average daily net assets of the Class A and Class I shares, respectively.  Waivers and expense payments may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the expense limitation, within three years of when the amounts were waived or reimbursed.  During the six months ended May 31, 2013, the Adviser waived fees of $77,015.  For the period ended November 30, 2012, the Adviser waived and reimbursed fees in the amount of $182,703, all of which is subject to recapture through November 30, 2015.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund.  GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”) - Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.   For the provision of these services, Gemcom receives customary fees from the Fund.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS.  The Board has adopted, on behalf of the Fund, a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”), as amended, to pay for certain distribution activities and shareholder services.  Under the Plan, the Fund may pay 0.25% per year of the average daily net assets of Class A shares for such distribution and shareholder service activities.  For the six months ended May 31, 2013, the Fund incurred distribution fees of $19,218 on Class A shares.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  For the six months ended May 31, 2013, the Distributor received $83,137 in underwriting commissions for sales of Class A shares, of which $16,479 was retained by the principal underwriter or other affiliated broker-dealers.

Trustees - Each Trustee who is not an interested person of the Trust or Adviser will receive a quarterly fee of $4,000, allocated to all Funds in the Trust, as well as reimbursement for any reasonable expenses incurred attending the meetings to be paid at the beginning of each calendar quarter. The Audit Committee Chairman receives a $4,000 additional annual fee.  The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

5.

REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 60 days. The redemption fee is paid directly to the Fund in which the short-term redemption fee occurs.  For the six months ended May 31, 2013, the Fund assessed $64 in redemption fees.

Linde Hansen Contrarian Value Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

May 31, 2013

6.

TAX COMPONENTS OF CAPITAL

As of November 30, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Post October	Unrealized	Total
Ordinary	Long-Term	Carry	& Late Year	Appreciation/	Accumulated
Income	Gains	Forwards	Losses	(Depreciation)	Earnings/(Deficits)
$ 102,622	$ -	$ -	$ (66,802)	$ 584,338	$ 620,158

The difference between book basis and tax basis unrealized appreciation, undistributed net investment income and accumulated net realized loss from security transactions is primarily attributable to the adjustments for distributions of return of capital.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer such capital losses of $66,802.

There were no distributions paid during the period ended November 30, 2012.

7.

RECENT ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities.  In January 2013, the FASB issued ASU No. 2013-01 which gives additional clarification to ASU 2011-11.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

8.

SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued.   Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements

Linde Hansen Contrarian Value Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

May 31, 2013

As a shareholder of the Fund you incur two types of costs: (1) transaction costs (such as front-end loads and redemption fees) and (2) ongoing costs, including advisory fees, distribution and/or service (12b-1 fees) fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses:  The first line of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (12/1/12)	Ending Account Value (5/31/13)	Annualized Expense Ratio	Expenses Paid During the Period* (12/1/12 to 5/31/13)
Actual
Class A	$1,000.00	$1,167.50	1.40%	$ 7.57
Class I	$1,000.00	$1.166.90	1.15%	$ 6.21
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.95	1.40%	$ 7.04
Class I	$1,000.00	$1,019.20	1.15%	$ 5.79

*Expenses paid during the period are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period (182) and divided by the number of days in the fiscal year (365).

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVAL OF AN INVESTMENT ADVISORY AGREEMENT

At an Regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on October 28, 2011, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the approval of an Investment Advisory Agreement (“Investment Advisory Agreement”) between the Trust, on behalf of the Linde Hansen Contrarian Value Fund (the “Fund”) and Linde Hansen & Co., LLC (“Linde Hansen”).

In advance of the October 28, 2011, meeting, the Board requested and received materials to assist them in considering the Investment Advisory Agreement.  The materials provided contained information with respect to the factors enumerated below, including the Investment Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the continuation of the Investment Advisory Agreement and comparative information relating to the advisory fee and other expenses of the Fund.  The materials also included due diligence materials relating to Linde Hansen (including due diligence questionnaires completed by Linde Hansen, Linde Hansen’s Form ADV, select financial information of Linde Hansen, bibliographic information regarding Linde Hansen’s key management and investment advisory personnel, and comparative fee information relating to the Fund) and other pertinent information.  Based on their evaluation of the information provided by Linde Hansen, in conjunction with the Fund’s other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the Investment Advisory Agreement with respect to the Fund. The Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management

In considering the approval of the Investment Advisory Agreement with respect to the Fund and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.  In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services.  The Board reviewed materials provided by Linde Hansen related to the proposed Investment Advisory Agreement with the Trust, including Linde Hansen’s ADV, a description of the manner in which investment decisions will be made and executed, a review of the professional personnel performing services for the Fund, including the team of individuals that would be primarily responsible for monitoring and executing the investment process.  The Board discussed the extent of Linde Hansen’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel.  Additionally, the Board received satisfactory responses from representatives of Linde Hansen with respect to a series of important questions, including: whether Linde Hansen was involved in any lawsuits or pending regulatory actions; whether Linde Hansen’s management of other accounts would conflict with its management of the Fund; and whether Linde Hansen has procedures in place to adequately allocate trades among its respective clients.  The Board reviewed the description provided by Linde Hansen of its practices for monitoring compliance with the Fund’s investment limitations, noting that Linde Hansen would periodically review the portfolio managers’ performance of their duties to ensure compliance under Linde Hansen’s compliance program.  The Board then reviewed the capitalization of Linde Hansen based on information provided by and representations made by Linde Hansen and concluded that Linde Hansen was sufficiently well-capitalized, or had the ability to make additional contributions in order to meet its obligations to the Fund.

The Board concluded that Linde Hansen had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by Linde Hansen to the Funds were satisfactory.

Performance.  As applicable, the Board considered Linde Hansen’s past performance as well as other factors relating to Linde Hansen’s track record.  The Trustees reviewed the performance of Linde Hansen’s composite track record for its proposed strategy, noting that performance was acceptable.  The Board concluded that Linde Hansen was expected to obtain an acceptable level of investment return to shareholders.

Fees and Expenses.  As to the costs of the services to be provided and profits to be realized by Linde Hansen, the Board reviewed and discussed a comparison of the Fund’s management fee and overall expense ratio to a peer group of funds constructed by Linde Hansen with similar investment objectives and strategies. The Board reviewed the contractual arrangements for the Fund, which stated that Linde Hansen had agreed to waive or limit its management fee and/or reimburse expenses at least until March 31, 2013, to limit net annual operating expenses, exclusive of certain fees, so as not to exceed 1.40% and 1.15%, of the Fund’s average net assets, for Class A and Class I shares, respectively and found such arrangements to be beneficial to shareholders.  The Board concluded that, based on the experience and expertise of the personnel of Linde Hansen, particularly the portfolio managers, and the services to be provided to the Fund by Linde Hansen, the fees to be charged by Linde Hansen were fair and reasonable.  The Board concluded that the advisory fee and expense cap for the Fund were fair and reasonable.

Profitability.   The Board also considered the level of profits that could be expected to accrue to Linde Hansen with respect to the Fund based on break even and profitability reports and analyses reviewed by the Board and the selected financial information of Linde Hansen provided by Linde Hansen.  With respect to Linde Hansen, the Trustees concluded that based on the services provided and the projected growth of the Fund, the fees were reasonable and that anticipated profits from Linde Hansen’s relationship with the Fund were not excessive.

Economies of Scale. As to the extent to which the Fund will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Trustees discussed the current size of the Fund, Linde Hansen’s expectations for growth of the Fund. The Board noted that the start-up phase of a fund may be too soon to properly evaluate all of the economies and concluded that any material economies of scale would not be achieved in the near term.

Conclusion.  Having requested and received such information from Linde Hansen as the Board believed to be reasonably necessary to evaluate the terms of the Investment Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that approval of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

Privacy Policy

                                               Rev. October 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number • Employment information • Account balances	• Account transactions • Income • Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?

All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer's personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes -- such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes -- to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes -- information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes -- information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 1-402-493-4603

Page 2

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	• open an account • give us your income information • provide employment information	• provide account information • give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

•

sharing for affiliates’ everyday business purposes—information about your creditworthiness

•

affiliates from using your information to market to you

•

sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of NLFT II:

•

CLS Investments, LLC

•

NorthStar Financial Services Group, LLC

•

Gemcom, LLC

•

Gemini Fund Services, LLC

•

Northern Lights Compliance Services, LLC

•

Northern Lights Distributors, LLC

•

Orion Advisor Services, LLC

•

Constellation Trust Company

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. • Our joint marketing partners include other financial service companies.

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities during the most recent 12-month period ending June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-855-754-7933 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-855-754-7933.

Investment Adviser

Linde, Hansen & Co., LLC

25B Vreeland Road, Suite 102

Florham Park, NJ 07932

Administrator

Gemini Fund Services, LLC

80 Arkay Drive

Hauppauge, NY 11788

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust II

By (Signature and Title)

/s/ Kevin Wolf

       Kevin Wolf, President

Date

8/9/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin Wolf

        Kevin Wolf, President

Date

8/9/13

By (Signature and Title)

/s/ Erik Naviloff

       Erik Naviloff, Treasurer

Date

8/9/13